FINANCE INCOME AND FINANCE COSTS (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
FINANCE INCOME AND FINANCE COSTS
Interest income	$ 2	$ 2	$ 6
Net foreign exchange gain (loss)	(13)	15	1
Finance income	(11)	17	7
Financial costs (Interest and bank charges)	(587)	(226)	(58)
Operating lease interest expense	0	0	(3)
Total finance income and costs	$ (598)	$ (209)	$ (54)